STEINBERG PRIEST CAPITAL MANAGEMENT CO., INC.
                                 CODE OF ETHICS
                            ADOPTED UNDER RULE 17J-1


Steinberg Priest Capital Management Co., Inc. (the "Adviser"), who acts as sub-investment adviser to the Synovus MidCap Value Fund (the "Fund"), is confident that all ACCESS PERSONS and employees act with integrity and good faith. The Adviser recognizes, however, that personal interests may conflict with the Fund's interests where ACCESS PERSONS or employees:

     o    know about the Fund's present or future portfolio transactions; or

     o    have the power to influence the Fund's portfolio transactions; and

     o    engage in SECURITIES transactions for their personal account(s).

In an effort to prevent any conflict from arising and in accordance with Rule 17j-1 under the Investment Company Act of 1940, the Adviser has adopted this code of ethics (the "Code") to address transactions that may create conflicts of interest, and to establish reporting requirements and enforcement procedures. (Definitions of UNDERLINED terms are included in Appendix I).

I.   ABOUT THIS CODE

     A.   WHO IS COVERED BY THE CODE?

              o    All ACCESS PERSONS; and

              o    All Adviser employees

     B.   WHAT RULES APPLY TO ME?

          This Code sets forth specific prohibitions regarding SECURITIES transactions. All ACCESS PERSONS, as defined in Appendix I attached hereto, are subject to all of the prohibitions and restrictions contained in this Code, which are universally applicable. The Code also sets out certain reporting requirements attached in Part A.

II.  STATEMENT OF GENERAL PRINCIPLES

     In recognition of the trust and confidence placed in the Adviser by the Fund, and because the Adviser believes that its operations should benefit the Fund's shareholders, the Adviser has adopted the following universally applicable principles:

     1. The interests of the Fund's shareholders are paramount. You must place shareholder interests before your own.

     2. You must accomplish all personal SECURITIES transactions in a manner that avoids a conflict between your personal interests and those of the Fund or its shareholders.

     3. You must avoid actions or activities that allow you or your family to benefit from your position with the Adviser, or that bring into question your independence or judgment.

III. PROHIBITIONS AND RESTRICTIONS APPLICABLE TO STEINBERG PRIEST CAPITAL MANAGEMENT CO., INC.

     A.   PROHIBITION AGAINST FRAUD, DECEIT AND MANIPULATION.

          You cannot, in connection with the purchase or sale, directly or indirectly, of a SECURITY HELD OR TO BE ACQUIRED by the Fund:

          4.   employ any device, scheme or artifice to defraud the Fund;

          5. make to the Fund any untrue statement of a material fact or omit to state to the Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

          6. engage in any act, practice or course of business that operates or would operate as a fraud or deceit upon the Fund; or

          7.   engage in any manipulative practice with respect to the Fund.

     B.   LIMITS ON ACCEPTING OR RECEIVING GIFTS.

          ACCESS PERSONS cannot accept or receive any gift, by itself or in the aggregate, of more than $100.00 from any person or entity in connection with the Fund's entry into a contract, development of an economic relationship, or other course of dealing by or on behalf of the Fund.

     C.   BLACKOUT PERIOD ON PERSONAL SECURITIES TRANSACTIONS.

          ACCESS PERSONS who in connection with their regular duties, make, participate in, or obtain information regarding the purchase or sale of SECURITIES by the Fund and any natural CONTROL persons who obtain information regarding recommendations of SECURITIES made to the Fund may not PURCHASE OR SELL, directly or indirectly, any security in which they have (or by reason of such transaction acquire) any BENEFICIAL OWNERSHIP on the same day as the same (or a related) SECURITY IS BEING PURCHASED OR SOLD by the Fund and on the following full trading day.

     D.   PROHIBITION ON SELLING RECENTLY-ACQUIRED SECURITIES.

          ACCESS PERSONS who, in connection with their duties, make, participate in, or obtain information regarding THE PURCHASE OR SALE OF SECURITIES by the Fund; and natural CONTROL persons who obtain information concerning recommendations of SECURITIES made to the Fund may not sell a SECURITY within 30 days of acquiring that SECURITY unless prior approval is obtained from the REVIEW OFFICER (as provided for in Section V below).

     E.   PRE-APPROVAL OF INVESTMENTS IN AN IPO'S AND LIMITED OFFERINGS.

          ACCESS PERSONS who, in connection with their duties, make or participate in making recommendations regarding THE PURCHASE OR SALE OF SECURITIES by the Fund or natural CONTROL persons who obtain information concerning recommended SECURITIES must obtain approval from the REVIEW OFFICER before directly or indirectly acquiring BENEFICIAL OWNERSHIP of any SECURITIES in a LIMITED OFFERING and unless a special exception is made directly or indirectly acquiring BENEFICIAL OWNERSHIP of any SECURITIES in a public offering is prohibited

IV.  REPORTING REQUIREMENTS

     Subject to Section VII hereof, all ACCESS PERSONS must comply with the reporting requirements set forth in Part A.

V.   REVIEW AND ENFORCEMENT OF THIS CODE

     A.   APPOINTMENT OF A REVIEW OFFICER.

          At least one REVIEW OFFICER will be appointed by the Board of Directors of the Adviser (the "Board") to perform the duties described in this Section V.

     B.   THE REVIEW OFFICER'S DUTIES AND RESPONSIBILITIES.

          1. The REVIEW OFFICER shall notify each person who becomes an ACCESS PERSON of the Adviser and who is required to report under this Code and their reporting requirements no later than 10 days before the first quarter in which such person is required to begin reporting.

          2.   The REVIEW  OFFICER  will,  on a  quarterly  basis,  compare  all reported personal SECURITIES transactions with the Fund's completed portfolio transactions and a list of SECURITIES that were BEING CONSIDERED FOR PURCHASE OR SALE by the Fund's investment adviser(s) during the period to determine whether a Code violation may have occurred. Before determining that a person has violated the Code, the REVIEW OFFICER must give the person an opportunity to supply explanatory material.

          3. If the REVIEW OFFICER finds that a Code violation may have occurred, or believes that a Code violation may have occurred, the REVIEW OFFICER must submit a written report regarding the possible violation, together with the confidential report and any explanatory material provided by the person, to the Board. The Board will independently determine whether the person violated the Code.

          4. No person is required to participate in a determination of whether he or she has committed a Code violation or discuss the imposition of any sanction against himself or herself.

          5. The REVIEW OFFICER will submit his or her own reports, as may re required pursuant to Part A hereof, to an ALTERNATE REVIEW OFFICER selected in the same manner as the REVIEW OFFICER who shall fulfill the duties of the REVIEW OFFICER with respect to the REVIEW OFFICER'S reports.

          6. The REVIEW OFFICER will create a written report detailing any approval(s) granted under Sections 3 (D) or 3 (E) of this Code to ACCESS PERSONS. The report must include the rationale supporting any decision to approve such a PURCHASE OR SALE.

     C.   RESOLUTION; SANCTION(S).

          If the Board finds that a person has violated the Code, the Board will approve, by a majority vote, a proposed resolution of the situation or, if appropriate, impose upon the person sanctions that the Board deems appropriate and will report, through the

          REVIEW OFFICER or other selected person(s), the violation and the resolution and/or sanction imposed to the Fund's Board of Trustees (the "Trustees") at its next regularly scheduled board meeting unless, in the sole discretion of the Board, circumstances warrant an earlier report.

VI.  ANNUAL WRITTEN REPORT TO THE BOARD

     At least once a year, the Adviser will provide the Trustees with a written report that includes the following information:

     A. ISSUES ARISING UNDER THE CODE. The report must describe any issue(s) that arose during the previous year under the Code or procedures thereto, including any material Code or procedural violations, and any resulting sanction(s). The REVIEW OFFICER may report to the Trustees more frequently if deemed necessary or appropriate by the Board or as requested by the Trustees; and

     B. CERTIFICATION. Each report must be accompanied by a certification to the Trustees that the Adviser has adopted procedures reasonable necessary to prevent its ACCESS PERSONS from violating this Code.

VII. INTERRELATIONSHIP WITH THE FUND'S CODE OF ETHICS

     A.   GENERAL PRINCIPLE.

          A person  who is BOTH (i) an  officer  and/or  Trustee of the Fund AND
          (ii) an ACCESS PERSON and/or employee of the Adviser, is only required to report under this Code.

     B.   PROCEDURES. The Adviser shall:

          1.   Submit to the Trustees a copy of this Code;

          2. Promptly furnish to the Trustees, upon request, copies of any reports made under this Code by any person who is also covered by the Fund's Code;

          3. Promptly report to the Trustees, in writing, any material amendments to this Code; and

          4.   Immediately  furnish  to  the  Trustees,   without  request,  all
               relevant  and  necessary   information   regarding  any  material
               violation of this Code by any person.

VIII. RECORDKEEPING

     The Adviser will maintain records as set forth below. These records will be maintained in accordance with Rule 31a-2 under the 1940 Act and the following requirements. They will be available for examination by representatives of the Securities and Exchange Commission and other regulatory agencies.

          1. A copy of this Code and any other code adopted by the Adviser, which is, or at any time within the past five years has been, in effect will be preserved in an easily accessible place.

          2. A record of any Code violation and of any sanctions taken will be preserved in an easily accessible place for a period of at least five years following the end of the fiscal year in which the violation occurred.

          3. A copy of each Initial Holdings Report, Quarterly Transaction Report, and Annual Holdings Report submitted under this Code, including any information provided in lieu of any such reports made under the Code (see Part A for more information about reporting), will be preserved for a period of at least five years from the end of the fiscal year in which it is made, for the first two years in an easily accessible place.

          4. A record of all persons, currently or within the past five years, who are or were required to submit reports under this Code, or who are or were responsible for reviewing these reports, will be maintained in an easily accessible place.

          5. A copy of each annual report required by Section VI of this Code must be maintained for at lest five years from the end of the fiscal year in which it is made, for the first two years in an easily accessible place.

          6. A record of any decision, and the reasons supporting the decision, to approve the PURCHASE OR SALE OF A SECURITY referred to in Sections 3(D) or 3(E) of this Code must be maintained for at least five years after the end of the fiscal year in which the approval is granted.

IX.  MISCELLANEOUS

     A. CONFIDENTIALITY. All reports and other information submitted to the Adviser and/or the Fund pursuant to this Code will be treated as confidential, provided that such reports and information may be produced to the Securities and Exchange Commission and other regulatory agencies.

     B. INTERPRETATION OF PROVISIONS. The Board may from time to time adopt such interpretations of this Code as it deems appropriate.

     C. COMPLIANCE CERTIFICATION. Within 10 days of becoming an ACCESS PERSON of the Fund, and each year thereafter, each such person must complete the Compliance Certification, attached as Appendix V.






Adopted this ____ day of _________, 2001.

                                     PART A

                  STEINBERG PRIEST CAPITAL MANAGEMENT CO., INC.
              ACCESS PERSONS AND EMPLOYEES WITH INFORMATION ACCESS


I.   LIST OF SECURITIES HOLDINGS

     A.   INITIAL HOLDINGS REPORT.

          You must submit a listing of all SECURITIES you BENEFICIALLY OWN, as well as all of your SECURITIES accounts, as of the date you first become subject to this Code's reporting requirements. You must submit this list to the REVIEW OFFICER within 10 days of the date you first become subject to this Code's reporting requirements. An Initial Holdings Report Form is attached as Appendix III.

     B.   ANNUAL HOLDINGS REPORT.

          Each year, you must submit to the REVIEW OFFICER a listing of all SECURITIES you BENEFICIALLY OWN, as well as all of your SECURITIES accounts. Your list must be current as of a date no more than 30 days before you submit the report. An Annual Holdings Report Form is attached as Appendix IV.

II.  REQUIRED TRANSACTION REPORTS

     A.   QUARTERLY TRANSACTION REPORTS.

          1. Each quarter, you must report all of your SECURITIES transactions effected, as well as any SECURITIES accounts you established, during the quarter. You must submit your report to the REVIEW OFFICER NO LATER THAN 10 days after the end of each calendar quarter. A Quarterly Personal Securities Transactions Report Form is included as Appendix II.

          2. If you had no reportable transactions and did not open any SECURITIES accounts during the quarter, you are still required to submit a report. Please note on your report that you had no reportable items during the quarter, and return it, signed and dated.

          3. You need not submit a Quarterly Transaction Report if the report would duplicate information contained in broker trade confirmations or account statements received by the Fund, provided that all required information is contained in the broker trade confirmations or account statements and is received by the REVIEW OFFICER NO LATER THAN 10 days after the end of the calendar quarter. Please see the REVIEW OFFICER for more information about this reporting mechanism.

     B. WHAT SECURITIES TRANSACTIONS AND ACCOUNTS ARE COVERED UNDER THE QUARTERLY REPORTING OBLIGATION?

          You must report all transactions in SECURITIES that: (i) you directly or indirectly BENEFICIALLY OWN; or (ii) because of the transaction, you acquire direct or indirect BENEFICIAL OWNERSHIP. You must also report all of your accounts in which any SECURITIES were held for your direct or indirect benefit (this includes mutual fund accounts).

     C.   WHAT SECURITIES AND TRANSACTIONS MAY BE EXCLUDED FROM THE REPORT?

          You are not required to detail or list the following items on your reports:

          1. PURCHASES OR SALES effected for any account over which you have no direct or indirect influence or control;

          2. PURCHASES you made solely with the dividend proceeds received in a dividend reinvestment plan or that are part of an automatic payroll deduction plan, where you purchased a SECURITY issued by your employer;

          3. PURCHASES effected on the exercise of rights issued by an issuer PRO RATA to all holders of a class of its SECURITIES, as long as you acquired these rights from the issuer, and sales of such rights;

          4. PURCHASES OR SALES which are non-volitional, including PURCHASES OR SALES upon the exercise of written puts or calls and SALES from a margin account pursuant to a BONA FIDE margin call; and

          5.   PURCHASES OR SALES of any of the following SECURITIES:

               o    Direct obligations of the U.S. government;

               o    Bankers'   acceptances,   bank   certificates   of  deposit,
                    commercial   paper   and  HIGH   QUALITY   SHORT-TERM   DEBT
                    INSTRUMENTS, including repurchase agreements; and

               o    Shares issued by registered, open-end investment companies.

You must still report, however, any accounts in which these SECURITIES are held. You may include a statement in your report that the report shall not be construed as your admission that you have any direct or indirect BENEFICIAL OWNERSHIP in the SECURITY included in the report.

                                   APPENDIX I

                  STEINBERG PRIEST CAPITAL MANAGEMENT CO., INC.
                                   DEFINITIONS

                                  GENERAL NOTE

THE DEFINITIONS AND TERMS USED IN THIS CODE OF ETHICS ARE INTENDED TO MEAN THE SAME AS THEY DO UNDER THE 1940 ACT AND THE OTHER FEDERAL SECURITIES LAWS. IF A DEFINITION HEREUNDER CONFLICTS WITH THE DEFINITION IN THE 1940 ACT OR OTHER FEDERAL SECURITIES LAWS, OR IF A TERM USED IN THIS CODE IS NOT DEFINED, YOU SHOULD FOLLOW THE DEFINITIONS AND MEANINGS IN THE 1940 ACT OR OTHER FEDERAL SECURITIES LAWS, AS APPLICABLE.

ACCESS PERSON means:

o any Trustee or officer of the Fund or any director or officer of the Fund's investment adviser;

o any employee of the Fund or its investment adviser (or of any company in a control relationship to the Fund or investment adviser) who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the PURCHASE OR SALE OF SECURITIES by the Fund or whose functions relate to the making of any recommendations with respect to the PURCHASES OR SALES OF SECURITIES; and

o any natural person in a CONTROL relationship to the Fund or its investment adviser, who obtains information concerning recommendations made to the Fund with regard to the PURCHASE OR SALE OF SECURITIES by the Fund.

ALTERNATE REVIEW OFFICER means the person or persons appointed by the Board to perform the Review Officer's functions when the Review Officer is not available or has a personal conflict of interest in the transaction being reviewed or matter to be performed.

BENEFICIAL OWNERSHIP means the same as it does under Section 16 of the Securities Exchange Act of 1934 and Rule 16a-1(a)(2) thereunder. You should generally consider yourself the "beneficial owner" of any SECURITIES in which you have a direct or indirect pecuniary interest. In addition, you should consider yourself the beneficial owner of SECURITIES held by your spouse, your minor children, a relative who shares your home, or other persons by reason of any contract, arrangement, understanding or relationship that provides you with sole or shared voting or investment power.

CONTROL means the same as it does under Section 2(a)(9) of the 1940 Act. Section 2(a)(9) provides that "control" means the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company. Ownership of 25% or more of a company's outstanding voting securities is presumed to give the holder of such securities control over the company. The facts and circumstances of a given situation may counter this presumption.

HIGH QUALITY SHORT-TERM DEBT INSTRUMENT means any instrument that has a maturity at issuance of less than 366 days and that is rated in one of the two highest rating categories by a nationally recognized statistical rating organization (E.G., Moody's Investors Service).

INITIAL PUBLIC OFFERING ("IPO") means an offering of SECURITIES registered under the Securities Act of 1933, the issuer of which, immediately before registration, was not subject to the reporting requirements of Section 13 or
Section 15(d) of the Securities Exchange Act of 1934.

INVESTMENT PERSONNEL of the Fund or of a Fund's investment adviser means any employees of the Funds or investment adviser who, in connection with his or her regular duties, makes or participates in making recommendations regarding the PURCHASE OR SALE OF SECURITIES by the Fund.

LIMITED OFFERING means an offering that is exempt from registration under the Securities Act of 1933 pursuant to Section 4(2), Section 4(6), Rule 504, Rule 505 or Rule 506 (E.G., private placements).

PURCHASE OR SALE OF A SECURITY includes, among other things, the writing of an option to purchase or sell a SECURITY. A SECURITY is BEING PURCHASED OR SOLD by the Fund from the time a PURCHASE OR SALE program has been communicated to the person who places buy and sell orders for the Fund until the program has been fully completed or terminated. A SECURITY is BEING CONSIDERED FOR PURCHASE OR SALE by a Fund when a SECURITY is identified as such by the Adviser to the Fund.

REVIEW  OFFICER means the person or persons  appointed by the Board  pursuant to
Section V of this Code.

SECURITY means the same as it does under Section 2(a)(36) of the 1940 Act, except that it does not include direct obligations of the U.S. Government or its agencies, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments, including repurchase agreements, or shares issued by registered, open-end investment companies.

SECURITIES HELD OR TO BE ACQUIRED by the Fund means (A) any SECURITY that within the most recent 15 days, (i) is or has been held by the Fund, or (ii) is being or has been considered by the Fund's adviser or sub-adviser for PURCHASE by the Fund; and (B) any option to PURCHASE OR SELL, and any SECURITY convertible into or exchangeable for any SECURITY.

                                   APPENDIX II

                  STEINBERG PRIEST CAPITAL MANAGEMENT CO., INC.
                QUARTERLY PERSONAL SECURITIES TRANSACTIONS REPORT


        Name of Reporting Person:______________________________________________
        Calendar Quarter Ended:________________________________________________
        Date Report Due:_______________________________________________________
        Date Report Submitted:_________________________________________________

        SECURITIES TRANSACTIONS

-----------------------------------------------------------------------------------------------------------------
                                                   Principal Amount,                              Name of Broker,
                  Name of Issuer      No. of       Maturity Date and                              Dealer or Bank
    Date of        and Title of     Shares (if       Interest Rate         Type of                   Effecting
  Transaction        Security       applicable)     (if applicable)      Transaction    Price       Transaction
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

     If you had no reportable transactions during the quarter, please check here.

     If you do not want this report to be construed as an admission that you have beneficial ownership of one or more securities reported above, please describe below and indicate which securities are at issue
     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     SECURITIES ACCOUNTS

     If you established an account within the quarter, please provide the following information:

     ---------------------------------------------------------------------------------------------------------
        Name of Broker, Dealer or Bank      Date Account was Established      Name(s) on and Type of Account
     ---------------------------------------------------------------------------------------------------------

     ---------------------------------------------------------------------------------------------------------

     ---------------------------------------------------------------------------------------------------------

     If you did not establish a securities account during the quarter, please check here.

     I CERTIFY THAT I HAVE INCLUDED ON THIS REPORT ALL SECURITIES TRANSACTIONS AND ACCOUNTS REQUIRED TO BE REPORTED PURSUANT TO THE CODE OF ETHICS.

     Signature                                      Date

                                  APPENDIX III

                  STEINBERG PRIEST CAPITAL MANAGEMENT CO., INC.
                             INITIAL HOLDINGS REPORT


Name of Reporting Person:_______________________________________________________
Date Person Became Subject to the Code's Reporting Requirements:________________ Information in Report Dated as of:______________________________________________
Date Report Due:________________________________________________________________
Date Report Submitted:__________________________________________________________

SECURITIES HOLDINGS

--------------------------------------------------------------------------------------------------------------------
                                                                                    Principal Amount, Maturity
                                                                                    Date and Interest Rate (if
   Name of Issuer and Title of Security       No. of shares (if applicable)                applicable)
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

If you have no securities holdings to report, please check here.

If you do not want this report to be construed as an admission that you have beneficial ownership of one or more securities reported above, please describe below and indicate which securities are at issue.
________________________________________________________________________________

________________________________________________________________________________

SECURITIES ACCOUNTS

--------------------------------------------------------------------------------------------------------------------
    Name of Broker, Dealer or Bank            Date Account was Established          Name(s) on and Type of Account
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

If you have no securities accounts to report, please check here.

I CERTIFY THAT I HAVE INCLUDED ON THIS REPORT ALL SECURITIES TRANSACTIONS AND ACCOUNTS REQUIRED TO BE REPORTED PURSUANT TO THE CODE OF ETHICS.

Signature                                   Date


                                     III-1

                               APPENDIX IV

                  STEINBERG PRIEST CAPITAL MANAGEMENT CO., INC.
                             ANNUAL HOLDINGS REPORT


Name of Reporting Person:_______________________________________________________
Information in Report Dated as of:______________________________________________
Date Report Due:________________________________________________________________
Date Report Submitted:__________________________________________________________
Calendar Year Ended:  December 31, _____________

SECURITIES HOLDINGS

--------------------------------------------------------------------------------------------------------------------
                                                                                    Principal Amount, Maturity
                                                                                    Date and Interest Rate (if
   Name of Issuer and Title of Security       No. of shares (if applicable)                applicable)
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

If you have no securities holdings to report for the year, please check here.

If you do not want this report to be construed as an admission that you have beneficial ownership of one or more securities reported above, please describe below and indicate which securities are at issue.

________________________________________________________________________________

________________________________________________________________________________

SECURITIES ACCOUNTS

--------------------------------------------------------------------------------------------------------------------
    Name of Broker, Dealer or Bank            Date Account was Established          Name(s) on and Type of Account
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

If you have no securities accounts to report for the year, please check here.

I CERTIFY THAT I HAVE INCLUDED ON THIS REPORT ALL SECURITIES TRANSACTIONS AND ACCOUNTS REQUIRED TO BE REPORTED PURSUANT TO THE CODE OF ETHICS.

Signature                                   Date

                                   APPENDIX V

                  STEINBERG PRIEST CAPITAL MANAGEMENT CO., INC.
                   ANNUAL AND INITIAL COMPLIANCE CERTIFICATION

             -------------------------------------------------------

                              INITIAL CERTIFICATION

I certify that I: (i)   have received, read and reviewed the Code;

                  (ii)  understand the policies and procedures in the Code;

                  (iii) recognize  that  I  am  subject  to  such  policies  and procedures;

                  (iv)  understand the penalties for non-compliance;

                  (v)   will fully comply with the Code; and

                  (vi)  have fully and accurately completed this Certificate.


Signature:________________________________
Name:_____________________________________           (Please print)
Date Submitted:___________________________
Date Due:_________________________________


                              ANNUAL CERTIFICATION

I certify that I: (i)   have received, read and reviewed the Code;

                (ii)  understand the policies and procedures in the Code;

                iii) recognize that I am subject to such policies and procedures;

                (iv)  understand the penalties for non-compliance;

                 (v) have compiled with the Code and any applicable reporting requirements during this past year;

                (vi) have fully disclosed any exceptions to my compliance with the Code below;

               (vii)  will fully comply with the Code; and

              (viii)  have fully and accurately completed this Certificate.


EXCEPTION(S):___________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________


Signature:________________________________
Name:_____________________________________           (Please print)
Date Submitted:___________________________
Date Due:_________________________________

                                   APPENDIX VI

                  STEINBERG PRIEST CAPITAL MANAGEMENT CO., INC.
                        INVESTMENT ADVISER CERTIFICATION


Steinberg Priest Capital Management Co., Inc., sub-investment adviser to the Synovus MidCap Value Fund, hereby certifies to The Advisors' Inner Circle Fund Board of Trustees, that it has adopted procedures reasonably necessary to prevent its Access Persons from violating its Code of Ethics.




-------------------------------
Name:                                                       Date
Title:




                                      VI-2